Exhibit 24.1
Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of April 2007.
/s/ Walter E. Boomer
Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 7th day of April 2007.
/s/ Blake E. Devitt

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 8th day of April 2007.
/s/ John D. Forsyth
Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 13th day of April 2007.
/s/ Gail D. Fosler

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of April 2007.
/s/ James R. Gavin, III, M.D., Ph.D.
Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of April 2007.
/s/ Peter S. Hellman

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 7th day of April 2007.
/s/ Joseph B. Martin, M.D., Ph.D.
Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 6th day of April 2007.
/s/ Carole J. Shapazian

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 8th day of April 2007.
/s/ Thomas T. Stallkamp
Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 8th day of April 2007.
/s/ K. J. Storm

Power of Attorney
     The undersigned director of Baxter International Inc., a Delaware corporation (the “Company”), in connection with the registration by the Company of shares of common stock or other interests to be issued pursuant to the Company’s 2007 Incentive Plan, hereby constitutes and appoints each of Robert M. Davis, Chief Financial Officer and David P. Scharf, Corporate Secretary, with full power to each to act alone, and any successor to the office held by each, the undersigned’s true and lawful attorney-in-fact and agent on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 or other appropriate form, together with all amendments, including post-effective amendments, supplements, and any other documents required to be filed with respect thereto with any regulatory authority, granting unto such attorneys full authority to perform each act to effectuate the same.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 9th day of April 2007.
/s/ Albert P. L. Stroucken